UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2024

SERES THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37465	27-4326290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Cambridgepark Drive Cambridge, MA	02140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 945-9626

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MCRB	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2024, the Board of Directors (the “Board”) of Seres Therapeutics, Inc. (the “Company”) appointed Marella Thorell to succeed David Arkowitz as the Company’s Executive Vice President and Chief Financial Officer, effective as of the commencement of her employment with the Company, which is expected to be on or about March 25, 2024 (the “Effective Date”), following Mr. Arkowitz’s retirement effective as of March 15, 2024 (the “Retirement Date”). Consistent with the foregoing, Ms. Thorell will assume the roles of principal financial officer and principal accounting officer of the Company, effective on the Effective Date.

Effective as of the Retirement Date and until the Effective Date, the Board has designated Eric Shaff, the Company’s current President and Chief Executive Officer and principal executive officer, to serve as the Company’s interim principal financial officer and principal accounting officer. Mr. Shaff will continue to serve as the Company’s President and Chief Executive Officer and principal executive officer, and he will not receive any additional compensation for his role as interim principal financial officer and principal accounting officer during this period.

Mr. Shaff, age 48, has served as the Company’s President and Chief Executive Officer and a member of the Board since January 2019. Previously, he served as the Company’s Chief Operating and Financial Officer and Executive Vice President from January 2018 until January 2019 and as the Company’s Chief Financial Officer from November 2014 until January 2019. From January 2012 to November 2014, Mr. Shaff was Vice President of Corporate Finance for Momenta Pharmaceuticals, or Momenta, a biotechnology company, where he helped manage Momenta’s accounting, finance, planning, and procurement functions, as well as contributing to Momenta’s investor relations efforts. Prior to Momenta, Mr. Shaff held a number of corporate development and finance positions with Genzyme Corporation, a biotechnology company, most recently as Vice President of Finance/Controller for the Personalized Genetic Health division. Mr. Shaff previously served on the board of directors of Sigilon Therapeutics, Inc. from 2017 to August 2023. Mr. Shaff received his B.A. from the University of Pennsylvania and his M.B.A. from Cornell University.

Ms. Thorell, age 56, served as the Chief Financial Officer and Treasurer of Evelo Biosciences, Inc., a biotechnology company, from September 2022 to December 2023. From January 2021 to July 2022, Ms. Thorell served as Chief Accounting Officer and previously as Head of Finance at Centessa Pharmaceuticals PLC (“Centessa”), a pharmaceutical company. In that role, she led the establishment of Centessa’s finance operations, led its public company readiness activities in connection with its initial public offering, and oversaw accounting operations. Previously, from October 2019 to December 2020, Ms. Thorell served as Chief Financial Officer at Palladio Biosciences, a biotechnology company, prior to its acquisition by Centessa. Before that, Ms. Thorell spent over ten years at Realm Therapeutics PLC, a biopharmaceutical company, serving in various roles of increasing responsibility, including Chief Financial Officer and Chief Operating Officer. Ms. Thorell has served on the board of directors of ESSA Pharma Inc., a pharmaceutical company, since July 2019 and previously served on the board of directors of Vallon Pharmaceuticals, Inc., a pharmaceutical company, from February 2021 until its reverse-merger with GRI Bio in April 2023. Ms. Thorell holds a B.S. in Business from Lehigh University.

Employment Agreement with Marella Thorell

In connection with the appointment of Ms. Thorell as the Company’s Executive Vice President and Chief Financial Officer, the Company entered into an employment agreement with Ms. Thorell (the “Employment Agreement”), effective as of the Effective Date. The material terms and conditions of the Employment Agreement are summarized below.

Pursuant to the Employment Agreement, Ms. Thorell will receive an initial annual base salary of $480,000 and a one-time cash sign-on bonus of $80,000. Ms. Thorell will also be eligible to receive an annual discretionary bonus award of up to 40% of her annual base salary. In connection with her appointment and pursuant to and subject to the terms and conditions of the Company’s 2022 Employment Inducement Award Plan (the “Plan”) and an award agreement thereunder, Ms. Thorell will receive an option (the “Option”) to purchase 700,000 shares of the Company’s common stock at an exercise price per share equal to the per share fair market value of the Company’s common stock on the date of grant, as determined in accordance with the Plan, which will vest as to 25% of the shares subject to the Option on the first anniversary of the Effective Date (subject to her continued service to the Company through such date) and as to an additional 6.25% of such shares upon Ms. Thorell’s completing each three months of continuous service to the Company thereafter.

In the event of a termination by the Company other than for cause or by Ms. Thorell for good reason, each within the meaning of and under the Employment Agreement, Ms. Thorell will be entitled to receive 12 months of continued base salary and up to 12 months of continued medical, dental or vision coverage pursuant to COBRA, if timely elected. The Employment Agreement provides that, upon any such termination within 60 days prior to or 12 months following a change in control of the Company, in lieu of the benefits described in the previous sentence, Ms. Thorell is entitled to accelerated vesting of her time-based equity awards, 12 months of continued base salary, up to 12 months of continued medical, dental or vision coverage pursuant to COBRA, if elected, and a lump sum cash amount equal to 1.0 times her target bonus for the year of termination.

Ms. Thorell’s right to receive severance payments and benefits is conditioned upon executing a general release of claims in the Company’s favor and complying with applicable restrictive covenants.

In connection with her appointment, Ms. Thorell has also entered into the Company’s standard indemnification agreement for directors and officers.

Separation Agreement and Advisory Agreement with David Arkowitz

Upon Mr. Arkowitz’s retirement, the Company anticipates entering into a separation agreement and release (the “Separation Agreement”) and an advisory agreement (the “Advisory Agreement”) with Mr. Arkowitz.

Pursuant to the Separation Agreement, Mr. Arkowitz will agree to release all claims against the Company, subject to certain exceptions, and the Company will agree to pay Mr. Arkowitz twelve months of continued base salary and up to 12 months of continued medical, dental or vision coverage pursuant to COBRA, if timely elected.

Pursuant to the Advisory Agreement, Mr. Arkowitz will provide consulting and advisory services to the Company for a period of six months following his retirement in exchange for a hourly fee of $500. Mr. Arkowitz is expected to provide up to ten hours of consulting and advisory services to the Company per month. Mr. Arkowitz’s performance of consulting and advisory services under the Advisory Agreement will constitute continuous service to the Company for purposes of the vesting and exercisability provisions of any equity-based awards of the Company held by Mr. Arkowitz.

Item 7.01	Regulation FD Disclosure.

On February 26, 2024, the Company issued a press release announcing the Chief Financial Officer transition described above, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including the information contained in Exhibit 99.1 of this Current Report on Form 8-K, is furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including statements about the executive transitions and related agreements described herein. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to the factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the SEC, on November 2, 2023, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report on Form 8-K. Any such forward-looking statements represent management’s estimates as of the date of this Current Report on Form 8-K. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibit 99.1 relates to Item 7.01 and shall be deemed to be furnished, and not filed:

Exhibit	Description

99.1	Press Release dated February 26, 2024.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2024	SERES THERAPEUTICS, INC.

	By:	/s/ Thomas J. DesRosier
	Name:	Thomas J. DesRosier
	Title:	Chief Legal Officer and Executive Vice President